                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14a INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement          [ ]  Confidential, for Use of the
                                               Commission Only (as permitted by
                                               Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                           DAWSON GEOPHYSICAL COMPANY
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

   [X]  No fee required.

   [ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

   (1)  Title of each class of securities to which transaction applies:

        -----------------------------------------------------------------------

   (2)  Aggregate number of securities to which transaction applies:

        -----------------------------------------------------------------------

   (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

        -----------------------------------------------------------------------

   (4)  Proposed maximum aggregate value of transaction:

        -----------------------------------------------------------------------

   (5)  Total fee paid:

        -----------------------------------------------------------------------

   [ ]  Fee paid previously with preliminary materials.

   [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or Schedule and the date of its filing.

   (1)  Amount Previously Paid:

        -----------------------------------------------------------------------

   (2)  Form, Schedule or Registration Statement No.:

        -----------------------------------------------------------------------

   (3)  Filing Party:

        -----------------------------------------------------------------------

   (4)  Date Filed:

        -----------------------------------------------------------------------

                           DAWSON GEOPHYSICAL COMPANY
                            508 WEST WALL, SUITE 800
                              MIDLAND, TEXAS 79701
                                  915-684-3000


                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                           TO BE HELD JANUARY 25, 2000



TO THE STOCKHOLDERS:

         Notice is hereby given that the Annual Meeting of the Stockholders of Dawson Geophysical Company will be held at the Petroleum Club of Midland, 501 West Wall, Midland, Texas 79701 at 10:00 a.m. on January 25, 2000 for the following purposes:

         1.     Electing Directors of the Company;

         2. Considering and voting upon a proposal to appoint KPMG LLP as independent public accountants of the Company for the fiscal year ending September 30, 2000; and

         3. Considering all other matters as may properly come before the meeting.

         The Board of Directors has fixed the close of business on November 26, 1999, as the record date for the determination of stockholders entitled to notice of and to vote at the meeting and at any adjournment or adjournments thereof.

         DATED this 26th day of November, 1999.


                                         BY ORDER OF THE BOARD OF DIRECTORS



                                         Paula W. Henry, Secretary


                                    IMPORTANT

         WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, YOU ARE URGED TO EXECUTE THE ACCOMPANYING PROXY CARD, WHICH REQUIRES NO POSTAGE, AND RETURN IT PROMPTLY. ANY STOCKHOLDER GRANTING A PROXY MAY REVOKE SAME AT ANY TIME PRIOR TO ITS EXERCISE. ALSO, WHETHER OR NOT YOU GRANT A PROXY, YOU MAY VOTE IN PERSON IF YOU ATTEND THE MEETING.

                           DAWSON GEOPHYSICAL COMPANY
                            508 WEST WALL, SUITE 800
                              MIDLAND, TEXAS 79701

                                 PROXY STATEMENT

                         ANNUAL MEETING OF STOCKHOLDERS

                      TO BE HELD TUESDAY, JANUARY 25, 2000

                              SOLICITATION OF PROXY

      The accompanying proxy is solicited on behalf of the Board of Directors of Dawson Geophysical Company (the "Company") for use at the Annual Meeting of Stockholders of the Company to be held on Tuesday, January 25, 2000, and at any adjournment or adjournments thereof. In addition to the use of the mails, proxies may be solicited by personal interview, telephone and telegraph by officers, directors and other employees of the Company, who will not receive additional compensation for such services. The Company may also request brokerage houses, nominees, custodians and fiduciaries to forward the soliciting material to the beneficial owners of stock held of record and will reimburse such persons for forwarding such material. The Company will bear the cost of this solicitation of proxies. Such costs are expected to be nominal. Proxy solicitation will commence with the mailing of this Proxy Statement on or about December 2, 1999.

      Any stockholder giving a proxy has the power to revoke the same at any time prior to its exercise by executing a subsequent proxy or by written notice to the Secretary of the Company or by attending the meeting and withdrawing the proxy.

                               PURPOSE OF MEETING

      As stated in the Notice of Annual Meeting of Stockholders accompanying this Proxy Statement, the business to be conducted and the matters to be considered and acted upon at the annual meeting are as follows:

             1.   Electing Directors of the Company;

             2. Considering and voting upon a proposal to appoint KPMG LLP as independent public accountants of the Company for the fiscal year ending September 30, 2000; and

             3. Considering all other matters as may properly come before the meeting.

                                  VOTING RIGHTS

      The voting securities of the Company consist solely of common stock, par value $0.33 1/3 per share ("Common Stock").

      The record date for stockholders entitled to notice of and to vote at the meeting is the close of business on November 26, 1999, at which time the Company had outstanding and entitled to vote at the meeting 5,411,794 shares of Common Stock. Stockholders are entitled to one vote, in person or by proxy, for each share of Common Stock held in their name on the record date.

      Stockholders representing a majority of the Common Stock outstanding and entitled to vote must be present or represented by proxy to constitute a quorum.

      The election of directors will require the affirmative vote of a majority of the Common Stock present or represented by proxy at the meeting and entitled to vote thereon. Cumulative voting for directors is not authorized.

                              ELECTION OF DIRECTORS

      At the Annual Meeting to be held on January 25, 2000, seven persons are to be elected to serve on the Board of Directors for a term of one year and until their successors are duly elected and qualified. All of the current Directors have announced that they will be available for election to the Board of Directors. The Company's nominees for the seven directorships are:

                  Paul H. Brown                   Matthew P. Murphy
                  Calvin J. Clements              Howell W. Pardue
                  L. Decker Dawson                Tim C. Thompson
                  Floyd B. Graham

For information about each nominee, see "Directors and Executive Officers."

                        DIRECTORS AND EXECUTIVE OFFICERS

      The Board of Directors currently consists of two persons who are employees of the Company and five persons who are not employees of the Company (i.e., outside directors). Set forth below are the names, ages and positions of the Company's Directors and executive officers as of November 26, 1999.

               NAME                  AGE                   POSITION
               ----                  ---                   --------
         L. Decker Dawson            79                    President,
                                                           Director
         Howell W. Pardue            63             Executive Vice President,
                                                           Director
         Christina W. Hagan          44                  Vice President,
                                                     Chief Financial Officer
         Edward L. Huff              62                  Vice President
         C. Ray Tobias               42                  Vice President
         Stephen C. Jumper           38                  Vice President
         Paula W. Henry              42                    Secretary
         Paul H. Brown               68                    Director
         Calvin J. Clements          78                    Director
         Floyd B. Graham             71                    Director
         Matthew P. Murphy           69                    Director
         Tim C. Thompson             65                    Director

      The Board of Directors elects executive officers annually. Executive officers hold office until their successors are elected and have qualified.

      Set forth below are descriptions of the principal occupations during at least the past five years of the Company's directors and executive officers.

      L. Decker Dawson. Mr. Dawson founded the Company in 1952 and has served in his present positions since that time. Prior thereto, Mr. Dawson was a geophysicist with Republic Exploration Company, a geophysical company. Mr. Dawson served as President of the Society of Exploration Geophysicists (1989-1990) and received its Enterprise Award in 1997. He was Chairman of the Board of Directors of the International Association of Geophysical Contractors
(1981). He is an honorary life member of such association. He was inducted into the Permian Basin Petroleum Museum's Hall of Fame in 1997.

      Howell W. Pardue. Mr. Pardue joined the Company in 1975 and has served in his present positions since that time. Prior thereto, Mr. Pardue was employed in data processing for 17 years by Geosource, Inc. and its predecessor geophysical company.

      Christina W. Hagan. Ms. Hagan joined the Company in 1988, and was elected Chief Financial Officer in January 1997 and Vice President in September 1997. Prior thereto, Ms. Hagan served the Company as Controller and Treasurer. Ms. Hagan is a certified public accountant.

      Edward L. Huff. Mr. Huff joined the Company in 1956, and was elected Vice President in September 1997. Prior thereto, Mr. Huff served as instrument operator, crew manager and field supervisor. He has managed the Company's field operations since 1987.

      C. Ray Tobias. Mr. Tobias joined the Company in 1990, and was elected Vice President in September 1997. Mr. Tobias is responsible for maintaining client relationships and submitting survey cost quotations to client companies. He is presently serving on the Board of Directors of the International Association of Geophysical Contractors and is Past President of the Permian Basin Geophysical Society. Prior to joining the Company, Mr. Tobias was employed by Geo-Search Corporation where he was responsible for pricing geophysical work to major oil companies.

      Stephen C. Jumper. Mr. Jumper, a geophysicist, joined the Company in 1985, and was elected Vice President in September 1997. Mr. Jumper serves as manager of technical services with an emphasis on 3-D processing. Mr. Jumper has served the Permian Basin Geophysical Society as Second Vice President (1991), First Vice President (1992), and as President (1993).

      Paula W. Henry. Ms. Henry joined the Company in 1981 and has served in her present position since 1989. Ms. Henry supervises administrative operations of the Company.

      Paul H. Brown. Mr. Brown has served the Company as a director since September 1999. Mr. Brown, a management consultant since May 1998, was President and Chief Executive Officer at WEDGE Energy Group, Inc. from January 1985 to May 1998.

      Calvin J. Clements. Mr. Clements has served the Company as a director since 1972. Prior thereto and until his retirement in 1987, Mr. Clements was employed by the Company as vice president of the data acquisition operations.

      Floyd B. Graham. Mr. Graham has served the Company as a director since 1974. Prior thereto and until his retirement in 1999, Mr. Graham was employed by the Company as a Vice President. Prior thereto, Mr. Graham was an independent geophysical consultant for 14 years, and prior thereto was a geophysicist for the predecessor of Exxon Company, U.S.A. for 10 years.

      Matthew P. Murphy. Mr. Murphy has served the Company as a director since 1993. Until his retirement in 1991, Mr. Murphy served as an executive of NCNB Texas, now known as Bank of America (and predecessor banks), and from 1986 to 1991, Mr. Murphy served the bank as District Director-West Texas.

      Tim C. Thompson. Mr. Thompson has served the Company as director since 1995. Mr. Thompson, a management consultant since May 1993, was President and Chief Executive Officer of Production Technologies International, Inc. from November 1989 to May 1993.

                      MEETINGS AND COMMITTEES OF DIRECTORS

      During fiscal year ended September 30, 1999, nine meetings of the Board of Directors were held which all of the respective members attended except that Mr. Graham was absent from two meetings and Mr. Clements, Mr. Murphy and Mr. Thompson were absent from one meeting.

      The Audit Committee currently consists of Messrs. Clements, Murphy and Thompson, all of whom are non-employee directors. The functions of the Committee are to determine whether management has established internal controls which are sound, adequate and working effectively; to ascertain whether Company assets are verified and safeguarded; to review and approve external audits; to review audit fees and the appointment of independent public accountants; and to review non-audit services provided by the independent public accountants. The Committee met twice during fiscal year ended September 30, 1999. All members attended both meetings.

      The Compensation Committee currently consists of Messrs. Clements, Murphy and Thompson, all of whom are non-employee directors. The function of the Committee is to determine compensation for the officers of the Company that is competitive to enable the Company to motivate and retain the talent needed to lead and grow the Company's business. The Committee met once during fiscal year ended September 30, 1999. All members except Calvin Clements attended this meeting.

                             MANAGEMENT COMPENSATION

      The compensation levels of the Company are believed to be competitive and in line with those of comparable companies and to align the interests of the Company's employees with those of its stockholders through potential stock ownership.

                           SUMMARY COMPENSATION TABLE

      The following table sets forth certain information concerning the annual and long-term compensation paid to or for (i) the Company's Chief Executive Officer during the fiscal year ended September 30, 1999, and (ii) those of the Company's four other most highly compensated executive officers whose total annual salary and bonus exceeded $100,000 in 1999 (collectively, the "Named Officers"), for services rendered to the Company during fiscal years 1997, 1998 and 1999.


                                                                                          LONG TERM
                                                                                        COMPENSATION
                                                                                       ---------------
                                                     ANNUAL COMPENSATION                   AWARDS
                                             --------------------------------------    ---------------
                                                                                        SECURITIES
                                                                                        UNDERLYING
                                 FISCAL                                OTHER ANNUAL       OPTIONS
NAME AND PRINCIPAL POSITION       YEAR         SALARY      BONUS(1)    COMPENSATION    (NO. OF SHARES)
---------------------------      ------      ----------    ---------   ------------    ---------------
L. Decker Dawson                  1999         $101,120   $ ---            $ ---           ---
President                         1998          174,980     ---              ---           ---
                                  1997          119,892     ---              ---           ---

Howell W. Pardue                  1999         $109,596   $ 19,739           ---          5,000
Executive Vice President          1998          125,000     13,367           ---           ---
                                  1997          121,538      5,531           ---          5,000

Edward L. Huff                    1999         $ 95,272   $112,070           ---         25,000
Vice President                    1998          105,923     11,394           ---           ---
                                  1997          102,302      4,603           ---          5,000

Stephen C. Jumper                 1999         $ 90,577   $112,070           ---         25,000
Vice President                    1998          105,923      8,419           ---           ---
                                  1997          102,302      3,337           ---          5,000

C. Ray Tobias                     1999         $ 90,577   $112,070           ---         25,000
Vice President                    1998          105,923      6,274           ---           ---
                                  1997          103,175      2,264           ---          5,000

-----------
(1) Any bonus that might be paid for fiscal 1999 is not yet calculable and, in accordance with Securities and Exchange Commission regulations, will be reported in the proxy statement for the annual meeting of stockholders for fiscal 2000.

      The following table sets forth certain information with respect to the exercise of options to purchase Common Stock during the fiscal year ended September 30, 1999, and unexercised options held at September 30, 1999, by each of the named executive officers.


                 AGGREGATED OPTION EXERCISES IN FISCAL YEAR 1999
                        AND FISCAL YEAR-END OPTION VALUES

                                                        NUMBER OF          VALUE OF
                                                       UNEXERCISED        UNEXERCISED
                                                        OPTIONS AT       IN-THE-MONEY
                                                         9/30/99           OPTIONS AT
                                                     ---------------      9/30/99(1)
                                                      EXERCISABLE/       -------------
                     SHARES ACQUIRED      VALUE       UNEXERCISABLE      EXERCISABLE/
      NAME             ON EXERCISE      REALIZED     (NO. OF SHARES)     UNEXERCISABLE
      ----           ---------------    --------     ---------------     -------------
Howell W. Pardue           ---              ---        2,500/ 7,500        $0/$ 27,350
Edward L. Huff             ---              ---        2,500/27,500        $0/$136,750
Stephen C. Jumper          ---              ---        2,500/27,500        $0/$136,750
C. Ray Tobias              ---              ---        2,500/27,500        $0/$136,750

 (1) The closing price per share on September 30, 1999, was $9.875 as reported by the Nasdaq National Market.

      Defined Benefit Plans and Other Arrangements. Long-term incentive compensation for senior executive officers is not a policy of the Company. Accordingly, no awards or payouts have been made. The Company has no retirement or pension plan except for its Employee Stock Purchase Plan and its Incentive Stock Option Plans, all of which are described below.

      Directors who are not also employees of the Company receive $1,000 per month and 500 shares of Common Stock per year for serving as directors.

COMPENSATION PLANS

      Stock Option Plans. The Dawson Geophysical Company 1991 Incentive Stock Option Plan (the "1991 Plan") provides that 150,000 shares of the Company's authorized but unissued Common Stock are reserved for issuance pursuant to the 1991 Plan and are subject to options granted to key employees during the ten-year period through January 8, 2001.

      The Dawson Geophysical Company 2000 Incentive Stock Plan provides an additional 500,000 shares reserved for issuance. The 2000 Plan contains substantially the same terms as the predecessor plan except up to 50,000 of such shares may be awarded and issued as additional compensation to key employees, officers and non-employee members of the Board of Directors of the Company with or without payment therefor. The 2000 Plan will cover a ten-year period through January 12, 2009. All outstanding options under the original plan will not be affected by the 2000 Plan. Options under the 2000 Plan will be granted at an exercise price equal to the market price of the stock on the date of grant. Each option that is granted will be exercisable after the period or periods specified in the option agreement, but prior to the expiration of five years after the date of grant. Commencing one year after date of grant, optionees may purchase up to one-fourth of the shares covered by a particular grant, and each option becomes exercisable with respect to an additional one-fourth of the shares covered in each of the next three years.

      During fiscal 1999, no options to purchase shares of Common Stock were granted to employees of the Company under the 1991 Plan. During fiscal 1999, no shares of the Common Stock were issued pursuant to the exercise of options granted under the 1991 Plan. During fiscal 1999, options to purchase 166,000 shares of common stock were granted to employees of the Company under the 2000 Plan. As of November 26, 1999, the total number of shares covered by outstanding options was 203,000.

      Stock Purchase Plan. On November 1, 1982, as amended September 28, 1999, the Board of Directors of the Company adopted an Employee Stock Purchase Plan (the "Purchase Plan") effective January 1, 1983, in which eligible employees may elect to purchase, through payroll deductions, shares of the Company's Common Stock and thereby increase their proprietary interest in the Company. Pursuant to the Purchase Plan, the Company contributes one dollar (before Social Security and withholding taxes) for each dollar contributed by an eligible employee to purchase Common Stock for the employee's account up to 5% of the employee's annual salary. As of September 30, 1999, no named executive officers participated in the Purchase Plan. On a bi-weekly basis, the Company matches the participants' percentage of contributions and directs the purchase of shares of the Company's Common Stock. There are no vesting requirements for the participants. The Company contributed $217,723, $254,582 and $214,347 to the Purchase Plan during the fiscal years 1997, 1998 and 1999, respectively.

                     BOARD REPORT ON EXECUTIVE COMPENSATION

      Compensation for executive officers is based on the principles that compensation must be competitive to enable the Company to motivate and retain the talent needed to lead and grow the Company's business, and to provide rewards which are closely linked to the Company and individual performance.

      Executive compensation is based on performance against a combination of financial and non-financial measures. In addition to business results, employees are expected to uphold a commitment to integrity, maximizing the development of each individual, and continually improving the environmental quality of its services and operations. In upholding these financial and non-financial objectives, executives not only contribute to their own success, but also help ensure that the business, employees, stockholders and communities in which we live and work will prosper.

           COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

      The Company's Compensation Committee makes recommendations regarding compensation subject to approval of the entire Board of Directors.

                                PERFORMANCE GRAPH

      The following graph compares the five-year cumulative total return of the Company's Common Stock as compared with the S&P 500 Stock Index and a peer group made up of companies in the Value-Line Oilfield Services Industry Index. The Oilfield Services Index consists of far larger companies that perform a variety of services as compared to land-based acquisition and processing of seismic data performed by the Company.



                 COMPARISON OF 5 YEAR CUMULATIVE TOTAL RETURN*
              AMONG DAWSON GEOPHYSICAL COMPANY, THE S & P 500 INDEX
                                AND A PEER GROUP


                                    [GRAPH]

                                       CUMULATIVE TOTAL RETURN
                              ---------------------------------------
                              9/94   9/95   9/96   9/97   9/98   9/99
DAWSON GEOPHYSICAL COMPANY     100     91     66    182     88     75
PEER GROUP                     100    125    184    371    189    248
S & P 500                      100    130    156    219    239    306



* $100 INVESTED ON 9/30/94 IN STOCK OR INDEX -
  INCLUDING REINVESTMENTS OF DIVIDENDS,
  FISCAL YEAR ENDING SEPTEMBER 30.

                          SECURITY OWNERSHIP OF CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT

      The following table sets forth certain information regarding beneficial ownership of the Company's Common Stock, as of November 26, 1999, by each of the Company's Directors, by each of the Named Officers, by all executive officers and Directors of the Company as a group, and by each person known to the Company to be the beneficial owner of more than 5% of any class of the Company's outstanding Common Stock.

                                                                      AMOUNT AND NATURE OF     PERCENT
TITLE OF CLASS             NAME OF BENEFICIAL OWNER                  BENEFICIAL OWNERSHIP(1)   OF CLASS
--------------             ------------------------                  -----------------------   --------
Common Stock               Pebbleton Corporation N.V.                      914,300(2)           16.89%
Common Stock               L. Decker Dawson                                450,992               8.33%
Common Stock               FMR Corp.                                       375,900(3)            6.94%
Common Stock               Wellington Management Company, LLP              364,800(4)            6.74%
Common Stock               Quaker Capital Management                       364,700               6.74%
Common Stock               Dimensional Fund Advisors Inc.                  308,700(5)            5.70%
Common Stock               Howell W. Pardue                                 72,000               1.33%
Common Stock               Floyd B. Graham                                  65,425               1.21%
Common Stock               Calvin J. Clements                               52,126                *
Common Stock               Stephen C. Jumper                                32,308                *
Common Stock               Christina W. Hagan                               26,720                *
Common Stock               Edward L. Huff                                   25,916                *
Common Stock               C. Ray Tobias                                    12,025                *
Common Stock               Paula W. Henry                                    2,937                *
Common Stock               Tim C. Thompson                                   2,500                *
Common Stock               Matthew P. Murphy                                 1,500                *
Common Stock               Share ownership of directors and
                            executive officers as a group
                            (11 persons)                                   744,449              13.76%

------------

 *   Indicates less than 1% of the outstanding shares of Common Stock.

(1) Except as otherwise indicated, each shareholder shown in the table has sole voting and investment power with respect to all shares listed as beneficially owned by such shareholder.

(2) Pebbleton Corporation N.V. and Issam Fares have filed with the Securities and Exchange Commission a Schedule 13D reporting beneficial ownership of such shares.

(3) FMR Corp. shares are held on behalf of its direct subsidiary Fidelity Management & Research Company.

(4) Wellington Management Company, LLP ("WMC") is an investment adviser registered with the Securities and Exchange Commission under the Investment Advisers Act of 1940, as amended. As of October 17, 1999, WMC in its capacity as investment adviser, may be deemed to have beneficial ownership of 364,800 shares of common stock of Dawson Geophysical Company that are owned by numerous investment advisory clients, none of which is known to have such interest with respect to more than five percent of the class.

(5) Dimensional Fund Advisors Inc. ("Dimensional"), an investment advisor registered under Section 203 of the Investment Advisors Act of 1940, furnishes investment advice to four investment companies registered under the Investment Company Act of 1940, and serves as investment manager to certain other investment vehicles, including commingled group trusts. (These investment companies and investment vehicles are the "Portfolios".) In its role as investment advisor and investment manager, Dimensional possesses both voting and investment power over 308,700 shares of Dawson Geophysical Company stock as of 9/30/99. The Portfolios own all securities reported in this statement, and Dimensional disclaims beneficial ownership of such securities.

                      REPORTING OF SECURITIES TRANSACTIONS

     Ownership of and transactions in the Company's stock by executive officers and directors of the Company are required to be reported to the Securities and Exchange Commission pursuant to Section 16(a) of the Securities and Exchange Act of 1934. All reporting requirements have been filed in a timely manner.

           RATIFICATION OF SELECTION OF INDEPENDENT PUBLIC ACCOUNTANTS

     The Board of Directors has selected KPMG LLP for appointment as independent public accountants for the Company for the fiscal year ending September 30, 2000, subject to ratification by the stockholders. KPMG LLP served as independent public accountants for the Company for the fiscal year ended September 30, 1999, and representatives of that firm are expected to be present at the Annual Meeting of Stockholders. KPMG LLP will have an opportunity to make a statement if they desire to do so and respond to appropriate questions.

                               NEXT ANNUAL MEETING

     The next Annual Meeting of the Company's stockholders is scheduled to be held on January 23, 2001. Appropriate proposals of stockholders intended to be presented at the 2001 Annual Meeting must be received by Ms. Paula W. Henry, Secretary, no later than August 15, 2000, in order to be included in the Company's Proxy Statement and form of Proxy relating to such meeting.

                                  OTHER MATTERS

     Management knows of no other business which will be presented at the Annual Meeting other than as explained herein.

     STOCKHOLDERS MAY OBTAIN, WITHOUT CHARGE, A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K, INCLUDING THE FINANCIAL STATEMENTS AND SCHEDULES THERETO FILED WITH THE SECURITIES AND EXCHANGE COMMISSION FOR THE FISCAL YEAR ENDED SEPTEMBER 30, 1999, BY WRITING TO THE SECRETARY, DAWSON GEOPHYSICAL COMPANY, 508 WEST WALL, SUITE 800, MIDLAND, TEXAS 79701.

                                             BY ORDER OF THE BOARD OF DIRECTORS



                                             Paula W. Henry, Secretary

                                     PROXY
                        PLEASE SIGN AND RETURN PROMPTLY.

                                 ANNUAL MEETING
                                JANUARY 25, 2000
                                   10:00 A.M.
                           PETROLEUM CLUB OF MIDLAND
                        501 WEST WALL, MIDLAND, TX 79701

                           THIS PROXY IS SOLICITED BY
                             THE BOARD OF DIRECTORS
                                 OF THE COMPANY
                         Please return this proxy card
                      which requires no postage if mailed
                                 in the U.S.A.



                       [DAWSON GEOPHYSICAL COMPANY LOGO]


The undersigned stockholder of Dawson Geophysical Company hereby appoints L. Decker Dawson, Floyd B. Graham, and Matthew P. Murphy or any one or more of them, attorneys, agents and proxies of the undersigned, with full power of substitution to each of them, to vote all the shares of Common Stock which the undersigned would be entitled to vote at the Annual Meeting of Stockholders to be held January 25, 2000, and at any adjournment or adjournments thereof, with all the powers the undersigned would possess if personally present and voting thereat, (A) as instructed below with respect to the following matters and (B) in their discretion upon other matters which properly come before the meeting. UNLESS A CONTRARY INSTRUCTION IS SPECIFIED BELOW, THIS PROXY WILL BE VOTED FOR ALL ITEMS.

1.   Election of Directors:

     [ ]  FOR all nominees listed below (except as marked to the contrary below)
     [ ]  WITHHOLD AUTHORITY to vote for all nominees listed below
          Paul H. Brown, Calvin J. Clements, L. Decker Dawson, Floyd B. Graham, Matthew P. Murphy, Horrell W. Pardue and Tim C. Thompson. (INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided below):

2. Proposal to ratify the selection of KPMG LLP as independent public accountants of the Company for the fiscal year ended September 30, 2000.

     [ ] FOR        [ ] AGAINST

The undersigned acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement of the Company dated November 26, 1999.

Please date and sign exactly as name appears on this proxy. Joint owners should each sign. If the signer is a corporation, please sign full corporate name by duly authorized officer. Executors, administrators, trustees, etc., should give full title as such.

                                   Dated
                                        ---------------------------------------

                                   --------------------------------------------

                                   --------------------------------------------
                                            (Signature of Stockholder)

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